SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 8, 2010

DYNEGY INC.

DYNEGY HOLDINGS INC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Dynegy Inc. (the “Company”) will be mailing to its stockholders certain supplemental disclosures (the “Supplemental Disclosures”) to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) by the Company on October 4, 2010 (the “Definitive Proxy Statement”) pursuant to a memorandum of understanding (the “MOU”) relating to the settlement of certain stockholder lawsuits filed in Texas state court and the Delaware Court of Chancery. The Supplemental Disclosures are attached as Exhibit 99.1 hereto and the MOU is attached as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Supplemental Disclosures, dated November 8, 2010

99.2	Memorandum of Understanding, dated November 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: November 8, 2010	By:	/S/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice-President and Deputy General Counsel

DYNEGY HOLDINGS INC. (Registrant)

Dated: November 8, 2010	By:	/S/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice-President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Supplemental Disclosures, dated November 8, 2010

99.2	Memorandum of Understanding, dated November 7, 2010